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                            SUPPLEMENT TO PROSPECTUS
          FOR THE MANUFACTURERS LIFE INSURANCE COMPANY OF NORTH AMERICA
                               SEPARATE ACCOUNT A
                                DATED MAY 1, 2000

     Effective July 31, 2000, new contracts will be issued with an Optional Annual Step Death Benefit if the contract owner elects this death benefit. An additional fee is imposed for this death benefit. In addition, effective August 15, 2000 owners of contracts issued before July 31, 2000 may add the Optional Annual Step Death Benefit to their current contract as described below.

                       OPTIONAL ANNUAL STEP DEATH BENEFIT

AMOUNT OF DEATH BENEFIT

     The amount of the death benefit for the Optional Annual Step Death Benefit is the greater of:

a) the death benefit described under "Death Benefit During the Accumulation Period - Amount of Death Benefit" in the prospectus;
b)   the contract value;
c) the sum of all purchase payments made, less any amount deducted in connection with partial withdrawals; and
d)   the Annual Step Death Benefit.

The Annual Step Death Benefit is the greatest Anniversary Value after the effective date of the Optional Annual Step Death Benefit (the effective date of the contract in the case of a new contract) but prior to the oldest owner's 81st birthday. The Anniversary Value is equal to the contract value on the last day of the contract year, plus subsequent purchase payments, less amounts deducted in connection with partial withdrawals since the last day of the contract year. If the oldest owner is age 80 or older on the effective date of the Optional Annual Step Death Benefit, the Annual Step Death Benefit is zero. THEREFORE, IF THE OLDEST OWNER OF A CONTRACT IS AGE 80 OR OLDER, THE OPTIONAL ANNUAL STEP DEATH BENEFIT SHOULD NOT BE ELECTED.

PAYMENT OF THE DEATH BENEFIT

     The provisions in the prospectus regarding payment of the Death Benefit also apply in the case of the Optional Annual Step Death Benefit except that the fourth bullet is replaced by the following:

         If the deceased owner's spouse is the beneficiary, the spouse continues the contract (including the Optional Annual Step Death Benefit) as the new owner. In such a case, the distribution rules applicable when a contract owner dies will apply when the spouse, as the owner, dies. In addition, a death benefit will be paid upon the death of the spouse. For purposes of calculating the death benefit payable upon the death of the spouse, the death benefit paid upon the first owner's death will be treated as a purchase payment to the contract. This purchase payment is not eligible for a payment enhancement and, when calculating the payment enhancement for subsequent purchase payments, it will not be included in cumulative purchase payments. In addition, all payments made and all amounts deducted in connection with partial withdrawals prior to the date of the first owner's death will not be considered in the determination of the spouse's death benefit. When calculating the spouse's death benefit, the Anniversary Values on the last day of each contract year prior to the first owner's death will be zero for purposes of calculating the Annual Step Death Benefit.

TERMINATION OF THE OPTIONAL ANNUAL STEP DEATH BENEFIT

     The Optional Annual Step Death Benefit terminates on the earliest to occur of: (a) the termination date of the contract, (b) the Maturity Date or (c) the date on which the Optional Annual Step Death Benefit is paid.

OPTIONAL ANNUAL STEP DEATH BENEFIT FEE

     Total separate account annual expenses with the Optional Annual Step Death Benefit are 1.75%. If this optional death benefit is not elected, total separate account annual expenses would be 1.55%. This additional fee is illustrated in the table below.

SEPARATE ACCOUNT ANNUAL EXPENSES IF OPTIONAL ANNUAL STEP DEATH BENEFIT IS
ELECTED
(as a percentage of average account value)

Mortality and expense risks fee..............................         1.45%
Administration fee...........................................         0.30%
Total Separate Account Annual Expense........................         1.75%


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THE ADDITION OF THE OPTIONAL ANNUAL STEP DEATH BENEFIT TO A CONTRACT MAY NOT
ALWAYS BE INTEREST OF A CONTRACT OWNER SINCE AN ADDITIONAL FEE IS IMPOSED FOR THIS BENEFIT.

    ADDITION OF THE OPTIONAL ANNUAL STEP DEATH BENEFIT TO EXISTING CONTRACTS

     Effective August 15, 2000, the Optional Annual Step Death Benefit may be added to contracts described in this Prospectus issued prior to July 31, 2000 ("Existing Contracts").

     The offer to add the Optional Annual Step Death Benefit to Existing Contracts is only for the period commencing 30 days before the first contract anniversary of an Existing Contract after August 15, 2000 and ending 30 days after such first contract anniversary. (For example, if the first contract anniversary of an Existing Contract after August 15, 2000 is October 1, 2000, then the offer is effective for such Existing Contract for the period commencing September 1, 2000 and ending October 31, 2000.)

     The Company believes that the addition of the Optional Annual Step Death Benefit to an Existing Contract as described above will not be a taxable event for Federal tax purposes; however, any owner considering this offer should consult a tax adviser.

     The offer to add the Optional Annual Step Death Benefit to Existing Contracts will terminate on December 31, 2001. The Company also reserves the right to terminate this offer or to vary its terms at any time.

                  THE DATE OF THIS SUPPLEMENT IS JULY 5, 2000.

Vantage.Supp.July 5, 2000